Shareholders' Capital	12 Months Ended
Dec. 31, 2019
Share Capital, Reserves And Other Equity Interest [Abstract]
Shareholders' Capital
SHAREHOLDERS' CAPITAL
Crescent Point has an unlimited number of common shares authorized for issuance.

	2019		2018
	Number of shares	Amount ($ millions)	Number of shares	Amount ($ millions)
Common shares, beginning of year	550,151,561	16,803.0	545,794,384	16,745.7
Issued on redemption of restricted shares	3,321,362	24.7	4,357,177	57.3
Common shares repurchased	(24,073,000)	(122.6)	—	—
Common shares, end of year	529,399,923	16,705.1	550,151,561	16,803.0
Cumulative share issue costs, net of tax	—	(256.1)	—	(256.1)
Total shareholders’ capital, end of year	529,399,923	16,449.0	550,151,561	16,546.9

Normal Course Issuer Bid ("NCIB")
On January 23, 2019, the Company announced the approval by the Toronto Stock Exchange of its notice to implement a NCIB. The NCIB allows the Company to purchase, for cancellation, up to 38,424,678 common shares, or seven percent of the Company's public float, as at January 14, 2019. The NCIB commenced on January 25, 2019 and expired on January 24, 2020.
During the year ended December 31, 2019, the Company purchased and cancelled 24.1 million common shares for total consideration of $122.6 million. The total cost paid, including commissions and fees, was recognized directly as a reduction in shareholders' equity. Under the NCIB, all common shares purchased are cancelled.
As of the date of this report, the Company has purchased, for cancellation, 26.2 million common shares for total consideration of $135.3 million.